S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Deutsche Bank Global Industrials & Materials Summit June 9, 2016

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N We have made forward-looking statements in this presentation that are based on our management’s beliefs and assumptions and on information available to our management at the time such statements were made and hereby are identified as “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “should” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in our forward-looking statements. You should not rely on any forward-looking statements. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include: reduced selling prices, shipments and profits associated with a highly competitive and cyclical industry; increased global steel production and imports; changes in the cost of raw materials and energy; our significant amount of debt and other obligations; severe financial hardship or bankruptcy of one or more of our major customers or key suppliers; reduced demand in key product markets due to competition from aluminum or other alternatives to steel; excess inventory of raw materials; supply chain disruptions or poor quality of raw materials; production disruption or reduced production levels; our healthcare obligations; our pension obligations; not reaching new labor agreements on a timely basis; major litigation, arbitrations, environmental issues and other contingencies; regulatory compliance and changes; climate change and greenhouse gas emission limitations; conditions in the financial, credit, capital and banking markets; our use of derivative contracts to hedge commodity pricing volatility; potential permanent idling of facilities; inability to fully realize benefits of margin enhancement initiatives; and information technology security threats and cybercrime. The risk factors discussed under “Item 1A.—Risk Factors” in AK Holding’s Annual Report on Form 10-K for the year ended December 31, 2015 and under similar headings in AK Holding’s subsequently filed quarterly reports on Form 10-Q could cause our results to differ materially from those expressed in forward-looking statements. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business. We expressly disclaim any obligation to update our forward-looking statements other than as required by law. Non-GAAP financial measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Because our calculations of these measures may differ from similar measures used by other companies, you should be careful when comparing our non-GAAP financial measures to those of other companies. A reconciliation of non-GAAP financial measures to GAAP financial measures is included in an Appendix to this presentation. Forward-Looking Statements June 2016 2

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N 3 Diversified Products Strategic Focus Financial Update Background June 2016 AK Steel: We Can . . . We Will!

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N 4 Safety First, First in Safety Note: Based upon most current AISI data available, as of 3Q 2015 Industry Leading Safety Performance June 2016  AK Steel’s safety performance is three times better than AISI composite  Last two years, AK Steel had three facilities with no OSHA recordables  Dearborn Works had lowest ever annual OSHA recordables in 2015 2.33 2.01 2.45 1.87 1.37 1.70 1.68 1.33 0.29 0.25 0.33 0.32 0.26 0.24 0.25 0.45 0.00 1.00 2.00 3.00 2008 2009 2010 2011 2012 2013 2014 2015 2015 includes Dearborn Works AISI AK Steel

Background

Heritage of Success and Innovation



First Heat, February 7, 1901

- 117 years of steel making expertise and a history of innovation
  - Shipped first order of electrical steel to Westinghouse in 1903
  - Pioneered the world's first continuous hot rolling sheet mill in the 1920s
  - Introduced aluminized stainless steels for auto exhaust in 1990s
  - Introduced advanced high strength steels in 2004
- Leading position in coated materials for automotive market
- Growing niche specialty stainless and electrical steel businesses
- Excellent operational flexibility to drive margin improvement
- Focusing on higher value, differentiated products



Dearborn Works

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

AK Steel

5

June 2016

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Diversified Products Growing Supplier to Major Auto Manufacturers in North America 6 Note: The trademark and logo of each automotive manufacturer is the property of the respective manufacturer  Higher value carbon and stainless steels  Leading capabilities in more difficult to produce materials for exposed body parts  Provide materials for most demanding applications  Meeting stringent quality and just-in-time requirements complemented by technical support services June 2016

Diversified Products

AK Tube Delivering Value to Customers





- Four facilities located in Ohio, Indiana and Mexico (3Q 2016)
- Electric Resistance Welded (ERW) stainless and carbon tubing for automotive / truck and other applications
- Innovators in the production of tubing made from Advanced High Strength Steels
- Diameters: 19mm – 168mm
- Wall thickness: 0.8mm – 4.6mm
- Annual shipments of ~140 million feet

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

AK Steel

7

June 2016

Diversified Products

Electrical Steels – Helping to Energize the World



- **Global leader** in production of high permeability electrical steels used to manufacture **energy-efficient power generation** and distribution transformers
- Focused on innovation and product mix enhancement**:**
  - Highest quality product line
  - Developing even more advanced products
  - Enhanced operational capabilities



- Well positioned for **increasing demand** due to more stringent energy efficiency standards



SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

AK Steel

8

June 2016

Strategically Repositioning AK Steel

New Direction Has Been Defined

- **Investing resources in higher value products**
  - Minimizing exposure to commoditized products and markets where quality is less valued
  - Growing market share of carbon coated, automotive stainless and electrical steels
- **Implementing margin enhancement actions**
  - Relentless focus on cost and process improvements
  - Dedicating capacity to more profitable products
- **Enhancing product portfolio through collaborations**
- **Increasing investment in research and innovation**

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
AK Steel
9
June 2016

Strategically Repositioning AK Steel

Transformation Underway

Strategic focus	Actions taken to date
▪ Optimize footprint	▪ Temporarily idled Ashland hot end ▪ Operating Dearborn, Middletown and Butler at higher rates
▪ Margin enhancement	▪ Reduced commodity grade steel shipments ▪ Growing automotive share ▪ Process improvements and cost reductions
▪ Focus on higher margin products	▪ $29 million investment in coating line at Dearborn to provide Next Generation AHSS ▪ Expanding capacity for high value-added electrical steels
▪ Investment in Research and Innovation	▪ $36 million Research & Innovation Center ▪ Increased staffing by ~30% ▪ Numerous innovative products in pipeline

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
AK Steel
10
June 2016

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Stainless / Electrical, 14% Coated, 50% Cold-rolled, 18% Hot-rolled, 13% Secondary, 3% Tubular, 2% Stainless / Electrical, 12% Coated, 46% Cold-rolled, 18% Hot-rolled, 20% Secondary, 2% Tubular, 2% 11 High Value Products Transformation Q2 2015 Q1 2016 Upgrading Product Mix to Enhance Margins Note: Based on shipped tons. June 2016

Enhancing Product and Technological Capabilities

New Research & Innovation Center





- New 135,000 square foot Research & Innovation Center
- Broke ground in June 2015 and on track to open later this year
- Expected to house ~90 researchers, scientists and engineers
- Predominantly financed through a long-term capital lease

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

AK Steel

12

June 2016

Product Innovation

Recent Product Innovation

ULTRALUME® Press Hardened Steel



- Advanced High Strength Steel
- Provides high strength, design flexibility and collision protection
- Key material for light-weighting vehicles

THERMAK® 17



- Stainless steel with excellent high temperature strength and superior oxidation resistance
- Hot-end automotive exhaust applications
- Formed into tubular product by AK Tube LLC

Coated Bake Hard 440



- Excellent press-formability
- High surface quality
- Homogenous coated surfaces after press forming for light weighting of exposed automotive panels

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

AK Steel

13

June 2016

Product Innovation

Developing Next Generation Steel Products

Next Generation Advanced High Strength Steels



- Introducing one of the first commercially available Next Generation AHSS
- Provides greater opportunities for automotive light-weighting
- Improved formability with higher tensile strength

Enhanced Electrical Steel



- Enhancement to electrical steel product technology
- Expected to provide lowest core loss for conventional GOES
- Meets more stringent DOE and European energy and efficiency standards

Next Generation Hybrid/EV Motor



- Provides superior performance compared to conventional non-oriented electrical steels
- Well positioned for future market growth
- Multiple material solution provider for auto makers

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

AK Steel

14

June 2016

Balance Sheet Strategies

Top Financial Priority – Target $700 Million Debt Reduction

- **Refinance Senior Secured Notes**
  - Strong collateral package
- **Utilize portion of additional liquidity from recent equity raise to repurchase Senior Unsecured Notes**
  - Open market or privately negotiated transactions
  - Other capital market transactions
- **Address Convertible Notes**
  - Equitize or issue new convertible debt to extend maturity
- **Position company to opportunistically issue additional equity**

Note: Deleveraging strategy is contingent upon favorable capital market conditions

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

AK Steel

15

June 2016

No Near-Term Maturities

Manageable Debt Profile

($ Millions)


Senior Secured Notes with
4x asset
value coverage
0
0
380
150
537
406
290
92
2016
2017
2018
2019
2020
2021
2022
FUTURE
Exchangeable notes
(Convertible)

Note: As of March 31, 2016.
Maturities exclude balances drawn under the revolving credit facility that expires in 2019.
Excludes $9.6 million capital lease associated with the Research & Innovation Center.

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

AK Steel

16

June 2016

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N 17 Focused on Margin Enhancement and Operating Efficiency Significant Progress, More to be Done  Multi-material solutions serving critical applications in carbon, stainless and electrical steels  Positioned to deliver more value-added, higher-margin products and services  Continued focus on growing automotive business  Reducing exposure to low-margin commodity grade steel markets  Investment in industry-leading product innovation to meet customer needs  Improving liquidity and deleveraging balance sheet June 2016

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N The IHS Deliverables and information referenced herein (the “IHS Deliverables”) are the copyrighted property of IHS Inc. (“IHS”) and represent data, research, opinions or viewpoints published by IHS, and are not representations of fact. The IHS Deliverables speak as of the original publication date thereof (and not as of the data of this document). The information and opinions expressed in the IHS Deliverables are subject to change without notice and IHS has no duty or responsibility to update the IHS Deliverables. Moreover, while the IHS Deliverables reproduced herein are from sources considered reliable, the accuracy and completeness thereof are not warranted, nor are the opinions and analyses which are based upon it. To the extent permitted by law, IHS shall not be liable for any errors or omissions or any loss, damage, or expense incurred by reliance on the IHS Deliverables or any statement contained herein, or resulting from any omission.